VANGUARD
WELLESLEY(R) INCOME
FUND
ANNUAL REPORT
DECEMBER 31, 1999

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP LOGO]

[PHOTO OF JOHN C. BOGLE]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

         Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

         While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?

         While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

         BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
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CONTENTS

REPORT FROM THE CHAIRMAN            1
AFTER-TAX RETURNS REPORT            5
NOTICE TO SHAREHOLDERS              6
THE MARKETS IN PERSPECTIVE          7
REPORT FROM THE ADVISER             9
PERFORMANCE SUMMARY                 11
FUND PROFILE                        12
FINANCIAL STATEMENTS                16
REPORT OF INEPENDENT ACCOUNTANTS    26
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REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Vanguard Wellesley Income Fund recorded a -4.1% return during 1999 as rising interest rates sliced the prices of our bond holdings and hurt many of our income-oriented, interest-rate-sensitive stocks. Our disappointing return trailed both the 5.0% return of the average income fund and the -1.4% decline for our unmanaged index benchmark.

         The table at right presents the fund's total return (capital change plus reinvested dividends) and those of its comparative standards. The Wellesley Composite Index is constructed of market benchmarks weighted in proportion to our typical investment mix of 65% bonds and 35% high-yielding stocks.
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                                         TOTAL RETURNS
                                          YEAR ENDED
                                      DECEMBER 31, 1999
-------------------------------------------------------
Vanguard Wellesley Income Fund              -4.1%
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Average Income Fund*                         5.0%
-------------------------------------------------------
Wellesley Composite Index**                 -1.4%
-------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**65% Lehman Long Corporate AA or Better Index,
  26% S&P 500/BARRA  Value Index, 4.5% S&P Utilities
  Index, and 4.5% S&P Telephone Index.

         Our return is based on a decrease in net asset value from $22.12 per share on December 31, 1998, to $18.85 per share on December 31, 1999, adjusted for dividends totaling $1.12 per share paid from net investment income and distributions totaling $1.245 per share paid from net realized capital gains. At year-end, our annualized yield was 5.7%, up from 4.8% on December 31, 1998.

FINANCIAL MARKETS IN REVIEW

The U.S. economy's rapid growth during 1999--gross domestic product expanded by around 4%--surprised the financial markets. For bond investors, it was an unhappy surprise, as interest rates rose substantially. The uptrend in rates was encouraged by Federal Reserve Board policymakers, who boosted short-term interest rates in three steps by a total of 0.75 percentage point (75 basis points).

         Bond prices are, of course, tightly linked to interest rates, and rising rates cause prices of existing bonds to fall. Interest rates rose across all maturities in 1999, and prices dropped accordingly. The yield of the benchmark 30-year U.S. Treasury bond stood at 6.48% on December 31, 138 basis points above its 5.10% yield when the year began. Long-term bonds were hardest hit by the rise in rates, as always, and their prices fell almost 15% during the year. The total return of the Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market, was -0.8%, as a price decline of -7.0% more than offset interest income of 6.2%. Rates also rose on short-term money market instruments, though not as much as for long-term securities. The yield of 90-day Treasury bills increased 88 basis points during 1999 to 5.33% at year-end.

         Somewhat surprisingly, rising interest rates merely slowed the stock market's long bull market. Higher rates can depress stock prices by making bond yields more attractive. Also, higher rates lessen the current value of projected future earnings. But during 1999, investors decided that--at least for fast-growing technology stocks--prospects for bigger corporate profits outweighed the negative impact of higher rates.

         The U.S. stock market in 1999 rode the technology wave to an unprecedented fifth consecutive year of returns exceeding 20%. This performance was something of a come-from-behind story. Stocks got off to a strong start during the first four months of the year but struggled in the face of higher interest rates during most of the summer and into the fall. Through September, the Wilshire 5000 Total Market Index returned 4.6%. But technology stocks rallied, leading the market on an upward tear over the final three months of 1999. The Wilshire 5000's full-year return was a remarkable 23.8%, and the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 21.0%.

         The rise for the major indexes in 1999 suggests a broad advance for the market, but in fact it was a year of "haves" and "have nots"--a huge number of stocks did not join in the market's ascent. Fully 60% of the stocks listed on the New York Stock Exchange actually declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq issues fell by more than 20%.) The main "haves" were companies in the technology sector--where stocks gained more than 70% for the year--along with companies involved in wireless and cable telecommunications. The skyrocketing technology group was responsible for growth stocks far outpacing value stocks; within the S&P 500 Index, for example, growth stocks gained 28.2% while value stocks were up 12.7%.

1999 PERFORMANCE OVERVIEW

Vanguard Wellesley Income Fund was hit hard by the rise in interest rates during 1999. We suffered from a double whammy--declines in both our bond and stock holdings. Our bond segment, which accounts for 60% to 65% of our assets, returned -5.3%, after expenses. While this was a poor absolute return, it was ahead of the -7.0% return for the Lehman Long Corporate AA or Better Bond Index, our fixed-income benchmark.

         Our adviser, Wellington Management Company, expected higher interest rates and reduced the interest rate sensitivity of the fund's bond portfolio as the year progressed. This move mitigated, but could not avert, the damage done by the rise in market rates. When compared with the average income fund, Wellesley's bond segment has a longer average maturity and duration--and therefore is more sensitive to changes in interest rates. This distinction works in our favor during periods of stable or falling interest rates, as in 1998. But it worked against us last year.

         The level of interest rates also can affect stock prices. Wellesley Income Fund's heavy commitment to financial-services and electric-utility stocks, which tend to be sensitive to changing interest rates, hurt our results in 1999. As a group, our stocks had a negative return of -2.7% during the year, while the stock portion of our composite index benchmark earned 9.3%.

         Electric  utilities  had a  money-losing  year  across  the  board--our utility holdings were down -9.2%. Financial stocks within the S&P 500 Index gained only 5.0% as a group, and ours actually declined due to disappointing earnings reports from some large holdings, such as National City and Wachovia. We also were hurt badly by poor results for several large retailing and consumer products companies we owned, including J.C. Penney, H.J. Heinz, and Philip
Morris. And our lack of technology stocks, a group that offers few dividend-paying issues, was a big handicap. On the other hand, we saw a payoff from our big commitment to energy stocks (nearly 20% of assets during 1999). Even though this group lagged the overall market slightly, our oil stocks gained a bit more than 25% over the year.

         As a result of its continuous analysis of Wellesley Income Fund, the Board of Trustees has approved a change in the benchmark for the fund's bond segment, effective April 1, 2000. The new benchmark, the Lehman Corporate A or Better Index, maintains a shorter duration (5.5 years) than the old benchmark (9.1 years).

         As the fund's holdings change to reflect the new benchmark, the emphasis of our fixed-income portfolio will shift to intermediate-term bonds with an average quality rating of A or better. We don't expect the shift to significantly affect long-term returns, but it should reduce by roughly 30% the fluctuations in our bond segment's price in response to a given change in interest rates. The bond portfolio's interest rate sensitivity will be in line with that of peer funds, most of which emphasize intermediate-term bonds. By including A-rated bonds in the universe from which our adviser may select securities, we significantly expand the number of high-quality investment-grade bonds available for the fund, thus increasing the adviser's flexibility. The change to the Lehman Corporate A or Better Index is discussed in more detail in the note on page 6.

         Although the rise in interest rates during 1999 reduced the fund's net asset value, Wellesley's 5.7% annualized yield at year-end was nearly a full percentage point higher than a year earlier. For long-term investors who take advantage of the power of compounding, higher yields are good news: At a 4.8% annual rate, an investment doubles in about 15 years, while at 5.7%, it doubles in about 12.5 years.

LONG-TERM PERFORMANCE OVERVIEW

Despite a tough year in 1999, Wellesley Income Fund's long-term record is good, both on an absolute basis and in relation to peers. In the table below, we present a decade's returns for Wellesley and our benchmarks, showing how a hypothetical $10,000 investment in each would have grown, assuming the reinvestment of income dividends and capital gains distributions. Wellesley's average annual return of 10.6% during the 1990s was 0.7 percentage point higher than the 9.9% return for the average income fund. Although that margin may seem slim, its impact is widened by compounding: Over a decade, it resulted in a $1,626 advantage for Wellesley in the value of the hypothetical $10,000 investments.The source of our advantage during the 1990s can be summed up in two words: low costs. Wellesley Income Fund's expense ratio (operating expenses as a percentage of average net assets) was 0.30%, or $3.00 per $1,000 in assets, about one-quarter of the 1.18%--$11.80 per $1,000 in assets--charged by the average income fund. Vanguard's low costs and sound investment management by Wellington Management Company combined to create good value for our shareholders.
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                                          TOTAL RETURNS
                                TEN YEARS ENDED DECEMBER 31, 1999
                               -----------------------------------
                                  AVERAGE      FINAL VALUE OF
                                  ANNUAL          A $10,000
                                  RETURN      INITIAL INVESTMENT
------------------------------------------------------------------
Vanguard Wellesley Income Fund     10.6%          $27,299
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Average Income Fund                 9.9%          $25,673
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Wellesley Composite Index*         10.7%          $27,596
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*65% Lehman Long Corporate AA or Better Index,  26% S&P 500/BARRA
 Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Telephone
 Index.

         Over the past decade, we fell just a tenth of a point short of our index benchmark's return. Of course, we cannot outdo the composite index when it comes to cost, since the index is a theoretical construct that has no operating or transaction costs at all. Yet our low costs give us a fighting chance to beat the index, and we aim to do so in the years ahead.

         The double-digit return that Wellesley Income Fund earned during the past ten years reflects a golden decade for financial assets. It was well above the long-term historical average of about 8% for our target asset mix of 65% bonds and 35% stocks. This was principally due to the fantastic stock market returns experienced during the period. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6% during the 1990s, more than 1 1/2 times the average return of about 11% achieved by stocks since 1925. The S&P 500/BARRA Value Index, a better benchmark for the kinds of stocks owned by Wellesley, returned an average of 15.4% annually during the decade.

         In part, the big returns of the past decade reflect the underlying growth in the U.S. economy and in corporate profits. But another part of the gains can be traced to growing optimism about stocks and less fear of their risks. These changes in perception are reflected in the extraordinary rise in the average stock's price/earnings ratio--from about 16 as the decade of the 1990s began to an unprecedented 33 when it ended. No one knows whether or how investor perceptions will change. But we note that the moods of markets, like the moods of the millions of individuals who make up the markets, can shift dramatically.

         In constructing long-term plans, you should realize that financial markets will go through bad times as well as good times. It's prudent to adopt realistic assumptions about future returns. We don't believe it is realistic to expect the next decade to be as rewarding as the past one. This isn't a forecast of doom. If inflation remains in the neighborhood of 3% annually, it would take stock returns of only 8% to 9% a year to provide decent inflation-adjusted returns of 5% to 6%. If long-term bond returns approximate their current yields--and that's the best guess to make--the current yields of nearly 6.5% on long-term U.S. Treasury securities translate into a real return of nearly 4 percentage points over recent inflation rates.

IN SUMMARY

Although financial markets are fickle, the fundamentals of sound investing are not. Vanguard believes the foundation of an investment program starts with consideration of your investment time horizon, goals, financial situation, and tolerance for market fluctuations. The next step is to construct a diversified portfolio of bonds, stocks, and short-term reserves that allow you to participate in the long-term rewards of investing while being prepared for the ever-present risks. Such a balanced approach is what Vanguard Wellesley Income Fund is all about.

/s/
John J. Brennan
Chairman and Chief Executive Officer

January 18, 2000

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A NOTE OF THANKS TO OUR FOUNDER
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As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning  with this annual  report,  Vanguard is pleased to provide a review of
Wellesley Income Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own Wellesley Income Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

         The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

         o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

         o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

         For shareholders in the highest tax bracket, Wellesley's pretax total return of -4.1% for the 12 months ended December 31, 1999, was reduced by taxes to -7.4%, a difference of 3.3 percentage points. In comparison, the average return for Morningstar's "domestic hybrid" category was 8.8% before taxes and 6.5% after taxes, a difference of 2.3 percentage points. The average fund in this category holds a larger percentage of assets in stocks, which have helped to boost pretax returns and also tend to be more tax-efficient than bonds, which derive most of their returns from income, not capital gains.

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                                        AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                              PERIODS ENDED DECEMBER 31, 1999
                           -----------------------------------------------------------------------
                                1 YEAR                     5 YEARS                  10 YEARS
                           ------------------         -----------------         ------------------
                           PRETAX   AFTER-TAX         PRETAX  AFTER-TAX         PRETAX   AFTER-TAX
--------------------------------------------------------------------------------------------------
Wellesley Income Fund      -4.1%      -7.4%           12.7%     9.1%            10.6%       7.4%
Average Domestic
 Hybrid Fund*               8.8        6.5            15.6     12.7             11.4        8.8
--------------------------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

         Over the past ten years, Wellesley Income Fund's pretax return of 10.6% per year was reduced by an average of 3.2 percentage points. The average pretax return for domestic hybrid funds was 11.4%. Taxes reduced that return by 2.6 percentage points.

         We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

         Finally, it's important to understand that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

NOTICE TO SHAREHOLDERS
CHANGE IN BOND BENCHMARK

The Board of Trustees of Vanguard Wellesley Income Fund has approved a change in the investment benchmark for the bond segment of the fund, effective April 1, 2000. The benchmark will change from the Lehman Brothers Long Corporate AA or Better Bond Index to the Lehman Brothers Corporate A or Better Bond Index, which represents a much larger universe of high-quality bonds. Although the fund's prospectus permits investments in this larger universe of bonds, the fund has not previously exercised this flexibility.

         As the fund broadens its bond holdings to reflect the new benchmark, shareholders should benefit over the long term from reduced volatility in the fund's net asset value.

         In actively managing the fund, Wellington Management Company strives to keep key characteristics of the bond portfolio--such as credit quality, average maturity, and average duration--consistent with a bond benchmark. The fund's current benchmark is significantly more sensitive to changes in interest rates than the new benchmark. As a result, the fund has been much more sensitive to changes in interest rates than most other balanced mutual funds. For example, the average duration of the current benchmark is 9.1 years, versus 5.5 years for the new benchmark. This means that a change of one percentage point in interest rates would cause a change of approximately 9.1% in the market value of the current benchmark and a change of about 5.5% in the value of the new benchmark.

         The second key reason for the change is that the current benchmark constrains the fund's bond investments to a shrinking segment of the investment-grade market and limits the adviser's ability to purchase new issues, which often have attractive yields relative to bonds trading in the secondary market. Since 1973, the percentage of the investment-grade corporate bond market rated AA or higher has dropped from 58% to 24%. An even more dramatic reduction has occurred in the proportion of newly issued bonds rated AA or better. During 1999, only about 10% of investment-grade issues with a maturity of 6 years or more carried a credit rating of AA or higher. By contrast, A-rated bonds accounted for more than 40% of new issues. As of year-end 1999, 239 corporate bond issues had ratings of AA or better, while approximately 2,400 had ratings of A or better.

EFFECT ON CREDIT QUALITY, YIELD, AND RETURNS

After the benchmark change is implemented, the average credit quality for Wellesley Income Fund's bond segment will be reduced slightly, although it will remain high, solidly within the investment-grade category. As of December 31, 1999, the yield of the existing benchmark, the Lehman Long Corporate AA or Better Index, was 0.26% higher than the yield of the new benchmark, the Lehman Corporate A or Better Index. However, because of its greater price volatility and the narrower universe of bonds within it, the existing benchmark does not necessarily lead to a superior long-term return. The Board believes that the benefit from reduced interest rate risk due to the benchmark change far outweighs the modest reduction in yield and any reduction in total return potential.

ADVISORY CONTRACT

Wellington Management Company's compensation as investment adviser is tied to the fund's investment performance relative to that of the benchmark.
Accordingly, the fund's advisory contract will be amended to adopt the new benchmark for determining compensation after April 1, 2000. All other terms of the advisory contract will remain the same.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.

         Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

         U.S. economic output increased at an inflation adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)

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                                               AVERAGE ANNUAL RETURNS
                                          PERIODS ENDED DECEMBER 31, 1999
                                         --------------------------------
                                          1 YEAR      3 YEARS     5 YEARS
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STOCKS
  S&P 500 Index                            21.0%       27.6%       28.6%
  Russell 2000 Index                       21.3        13.1        16.7
  Wilshire 5000 Index                      23.8        26.1        27.1
  MSCI EAFE Index                          27.3        16.1        13.2
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BONDS
  Lehman Aggregate Bond Index              -0.8%        5.7%        7.7%
  Lehman 10 Year Municipal Bond Index      -1.3         4.8         7.1
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                 4.7         5.0         5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                      2.7%        2.0%        2.4%
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         The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

         Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

         Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

         The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.

         At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

         Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%. Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggest gains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

         Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

         Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

REPORT FROM THE ADVISER

Vanguard Wellesley Income Fund underperformed its unmanaged benchmark during 1999, returning -4.1% versus the -1.4% decline of the composite index weighted to reflect our usual allocation of 65% bonds and 35% stocks.

         The fund's stock segment returned -2.7% for the year, a disappointing contrast to its previous increases of 15.6% in 1998, 32.8% in 1997, and 24.2% in 1996. The stock portfolio's return also was well behind the 9.3% gain for the equity portion of our index benchmark, which is weighted 75% in the S&P 500/BARRA Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Telephone Index. We lagged this standard primarily because we hold higher-yielding stocks than those in the composite benchmark, and the market's best performers in 1999 were stocks that paid little or no dividends. Among sectors our largest area of underperformance was technology, where Wellesley had no representation because few tech stocks can meet our income-oriented charter.

         The bond segment's net return of -5.3% for the year was ahead of the -7.0% return for the Lehman Long Corporate AA or Better Index, against which we have measured our performance. Nonetheless, our bond segment had one of its worst years ever in absolute terms, a painful reminder of what happens to the prices of long-term bonds when interest rates rise sharply. During the year, we reduced the interest rate risk of the Wellesley bond portfolio by shortening its duration meaningfully. This shorter duration should help performance relative to the index if long-term rates continue to rise. Our shorter duration implies that, with a given change in interest rates, the bond segment's prinicipal value will change less than that of the index. We emphasize, however, that our absolute performance will be hurt if rates continue to rise.

         The fund maintained its traditional allocation, with 60%-65% of assets invested in investment-grade bonds and 35%-40% invested in dividend-paying equities. As events in 1999 proved, Wellesley's performance generally is extremely sensitive to the direction of long-term interest rates. This sensitivity is due to the long average maturity of the fund's bond holdings and to our meaningful commitment to high-yielding, interest-rate-sensitive stocks.

THE OUTLOOK FOR THE FIRST HALF OF 2000

The economy remains on solid footing, supported by strong gains in consumption, accelerating exports, and continued strength in business investment, especially in technology products. Inflation-adjusted GDP (gross domestic product) is expected to grow more slowly than it did in 1999, when the growth rate was about 4%. The outlook for consumer spending remains very positive because of good fundamentals: Steady job growth, rising incomes, and increasing wealth are all fueling the best spending gains in nearly 15 years. Confidence is at high levels last seen in the late 1960s. There are concerns about whether the good news can continue and whether the high level of consumer spending is sustainable. However, even though consumer debt levels are high, we do not foresee a sharp slowdown in consumption.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed-income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund's bond segment comprises intermediate- and long-term U.S. Treasury securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.
--------------------------------------------------------------------------------

         We expect the federal funds rate--the short-term interest rate directly controlled by the Federal Reserve Board--to increase several times by mid-year. This tightening by the Fed will keep the bond market--and possibly the stock market--off-balance.

         Operating profits for S&P 500 Index companies grew 21% in the third quarter of 1999 from year-earlier levels--the best quarterly gain since 1995. For 1999 as a whole, operating earnings, when reports are in, will be up by nearly 13%. The underpinnings for sustained, strong profit advances in 2000 are solid: robust U.S. demand, accelerating export business, rebounding sales abroad for U.S. multinationals, only modest labor cost increases, and aggressive technology-induced cost-cutting. We expect earnings to rise about 13% for S&P 500 companies this year and believe that any surprises are likely to be on the higher end. This is a more optimistic view than the consensus, which calls for profit growth of 7% to 8%. We expect analysts to steadily raise earnings forecasts in 2000.

OUR STRATEGY IN 2000

Our strategy for the fund is consistent with prior periods. Because we see a more positive outlook for stocks than for bonds, we have raised the fund's stock allocation to its maximum of 40% of assets. The increase in our stock allocation from 36% at the beginning of 1999 to 40% now is a substantial move, given our allocation guideline of 35% to 40%. We will continue to shorten the duration of the fund's bond portfolio to reduce its vulnerability to rising interest rates and its overall volatility. We emphasize bonds with call protection to provide a consistent income stream. We purchase only investment-grade, U.S.-dollar-denominated bonds, and we emphasize those issues with stable or improving credit fundamentals.

         In selecting stocks, we continue to purchase shares with above-average dividend yields from companies representing a diversified group of industries. When we sell stocks, it is usually because their prices have approached our target prices or because a company is experiencing deteriorating fundamentals.

         Most of Wellesley's stocks are New York Stock Exchange-listed issues and most have above-average yields. The average dividend yield on our stocks is 3.7%, which is 236% higher than the current, historically low 1.1% yield on the S&P 500 Index.

         The dominant factor guiding the fund's investment strategy is our ongoing obligation to shareholders to provide an attractive level of income by investing in high-quality securities. Our long-term goal is to achieve increases in Wellesley's dividend by purchasing stocks of strong companies expected to provide higher dividends generated from rising earnings. We avoid stocks with ultra-high dividends, which may not be sustainable over the longer term.

SUMMARY

We are disappointed by the absolute and relative performance of Wellesley Income Fund during 1999, especially given that the stock market averages were setting new highs. We will continue to focus on fulfilling the fund's objective--to produce relatively high and sustainable current income and long-term growth in income and capital. We'll maintain a tight range for allocations to bonds and stocks, and we'll continue to buy high-quality securities.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, LLP

January 14, 2000

PERFORMANCE SUMMARY
WELLESLEY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1979-DECEMBER 31, 1999
--------------------------------------------------------------------------------
                           WELLESLEY INCOME FUND                 COMPOSITE*
FISCAL        CAPITAL          INCOME              TOTAL           TOTAL
YEAR          RETURN           RETURN             RETURN          RETURN
--------------------------------------------------------------------------------
1980            0.9%             11.0%              11.9%           9.4%
1981           -3.1              11.8                8.7           -1.7
1982           10.1              13.2               23.3           36.3
1983            7.1              11.5               18.6           13.2
1984            4.9              11.7               16.6           13.8
1985           16.0              11.4               27.4           29.4
1986            9.2               9.1               18.3           19.9
1987           -8.1               6.2               -1.9            2.5
1988            4.7               8.9               13.6           13.7
1989           11.8               9.1               20.9           21.0
1990           -4.3               8.1                3.8            2.5
1991           12.9               8.7               21.6           20.5
1992            1.6               7.1                8.7            9.2
1993            8.2               6.4               14.6           14.6
1994          -10.2               5.8               -4.4           -4.6
1995           21.6               7.3               28.9           30.7
1996            3.3               6.1                9.4            6.8
1997           13.8               6.4               20.2           19.4
1998            6.4               5.4               11.8           13.9
1999           -9.2               5.1               -4.1           -1.4
--------------------------------------------------------------------------------
*65%  Lehman  Long-Term  Corporate  Bond  Index  and 35% S&P 500  Index  through
 December 31, 1985; 65% Lehman Long Corporate AA or Better Index, 26% S&P 500/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.
See Financial Highlights table on page 23 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1989-DECEMBER 31, 1999
--------------------------------------------------------------------------------
         198912         10000         10000         10000         10000
         199003          9797          9761          9724          9787
         199006         10065         10047         10055         10196
         199009          9689          9429          9604         10100
         199012         10376          9853         10248         10692
         199103         10927         10765         10884         11143
         199106         11039         10836         10949         11285
         199109         11797         11568         11669         12107
         199112         12613         12114         12351         12853
         199203         12181         12279         12120         12625
         199206         12828         12562         12685         13171
         199209         13543         13004         13239         13825
         199212         13708         13177         13487         13968
         199303         14644         14075         14396         14693
         199306         15091         14398         14864         15213
         199309         15854         14684         15587         15890
         199312         15716         14780         15454         15778
         199403         15014         14553         14750         15054
         199406         14961         14521         14556         14692
         199409         15079         14645         14655         14682
         199412         15018         14349         14749         14870
         199503         16095         15443         15862         15876
         199506         17463         16336         17246         17289
         199509         18201         16898         18063         17733
         199512         19360         17457         19273         18841
         199603         19121         18294         18922         17969
         199606         19316         18649         19138         18012
         199609         19875         18740         19409         18342
         199612         21184         19464         20584         19113
         199703         21056         19887         20367         18681
         199706         22564         21528         21994         19668
         199709         24232         22415         23342         20685
         199712         25461         22652         24580         21698
         199803         26639         24306         25812         22009
         199806         27152         24532         26401         22819
         199809         27599         23070         26335         23721
         199812         28476         24458         27988         23980
         199903         27733         24909         27417         23254
         199906         28410         25896         28018         22539
         199909         27530         24839         27176         22469
         199912         27299         25673         27596         22295





                            AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED DECEMBER 31, 1999
                           -------------------------------      FINAL VALUE OF A
                               1 YEAR   5 YEARS  10 YEARS     $10,000 INVESTMENT
--------------------------------------------------------------------------------
Wellesley Income Fund          -4.14%   12.69%  10.56%             $27,299
Average Income Fund*            4.97    12.34    9.89               25,673
Wellesley Composite Index**    -1.40    13.35   10.68               27,596
Lehman Long Corporate AA or
 Better Index                  -7.00    8.44     8.35               22,295
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**65% Lehman Long Corporate AA or Better Index,  26% S&P 500/BARRA  Value Index,
  and 9% S&P Utilities Index through June 30, 1996 when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------
                                                                       10 YEARS
                           INCEPTION                          ----------------------------
                             DATE       1 YEAR    5 YEARS     CAPITAL    INCOME     TOTAL
------------------------------------------------------------------------------------------
Wellesley Income Fund      7/1/1970     -4.14%    12.69%      3.95%      6.61%      10.56%
------------------------------------------------------------------------------------------

FUND PROFILE
WELLESLEY INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 14-15.

TOTAL FUND CHARACTERISTICS
--------------------------
Yield             5.7%
Turnover Rate      20%
Expense Ratio    0.30%
Cash Reserves     1.2%


FUND ASSET ALLOCATION
--------------------------
STOCKS             40
BONDS              59
CASH RESERVES       1

TOTAL FUND VOLATILITY MEASURES
---------------------------------------
                WELLESLEY     S&P 500
---------------------------------------
R-Squared            0.46        1.00
Beta                 0.29        1.00


TEN LARGEST STOCKS
(% OF EQUITIES)
---------------------------------------
Exxon Mobil Corp.                  5.1%
Ford Motor Co.                     4.5
National City Corp.                3.3
Bell Atlantic Corp.                3.3
Atlantic Richfield Co.             3.2
Shell Transport & Trading Co. ADR  3.1
Wachovia Corp.                     2.9
Pharmacia & Upjohn, Inc.           2.9
USX-Marathon Group                 2.9
Equitable Resources, Inc.          2.8
---------------------------------------
Top Ten                           34.0%
---------------------------------------
Top Ten as % of Total Net Assets  13.7%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------
                       DECEMBER 31, 1998         DECEMBER 31, 1999
                       ------------------------------------------------
                          WELLESLEY           WELLESLEY      S&P 500
                       ------------------------------------------------
Auto & Transportation         4.0%               6.6%          1.9%
Consumer Discretionary        6.1                5.3          13.9
Consumer Staples              5.0                4.7           6.3
Financial Services           20.5               17.3          13.8
Health Care                   5.7                5.6           9.3
Integrated Oils              17.0               18.0           4.8
Other Energy                  0.0                4.0           1.3
Materials & Processing        7.4               10.3           3.2
Producer Durables             0.0                0.0           3.6
Technology                    0.0                0.0          25.4
Utilities                    31.5               21.7          10.2
Other                         2.8                6.5           6.3
-----------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------
                       WELLESLEY       S&P 500
----------------------------------------------
Number of Stocks              69           500
Median Market Cap         $15.8B        $86.7B
Price/Earnings Ratio       17.0x         29.8x
Price/Book Ratio            2.4x          5.5x
Dividend Yield              3.7%          1.1%
Return on Equity           17.2%         23.4%
Earnings Growth Rate        5.4%         16.6%
Foreign Holdings            7.7%          1.3%


EQUITY INVESTMENT FOCUS
--------------------------------
[grid]
STYLE          VALUE
MARKET CAP     LARGE


FIXED-INCOME CHARACTERISTICS
----------------------------------------------
                       WELLESLEY       LEHMAN*
----------------------------------------------
Number of Bonds              164         5,545
Yield to Maturity           7.6%          7.2%
Average Coupon              6.9%          6.8%
Average Maturity      15.8 years     8.9 years
Average Quality              Aa3           Aaa
Average Duration       7.6 years     4.9 years

*Lehman Aggregate Bond Index.


FIXED-INCOME INVESTMENT FOCUS
---------------------------------------------------
[grid]
AVERAGE MATURITY         LONG
CREDIT QUALITY           INVESTMENT-GRADE CORPORATE


DISTRIBUTION BY ISSUER
(% OF BONDS)
---------------------------------
Asset-Backed                 0.0%
Finance                     25.0
Foreign                      0.7
Industrial                  35.5
Mortgage                    15.1
Treasury/Agency              8.3
Utilities                   15.4
---------------------------------
Total                      100.0%


DISTRIBUTION BY CREDIT QUALITY
(% OF BONDS)
---------------------------------
Treasury/Agency              8.3%
Aaa                         17.9
Aa                          19.7
A                           40.6
Baa                         13.0
Ba                           0.5
B                            0.0
Not Rated                    0.0
---------------------------------
Total                      100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate ofhow much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FINANCIAL STATEMENTS
DECEMBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date but may differ because certain investments or transactions may be treated differently for financial statements and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
-------------------------------------------------------------
                                                FACE   MARKET
                                              AMOUNT   VALUE*
WELLESLEY INCOME FUND                          (000)    (000)
-------------------------------------------------------------
CORPORATE BONDS (44.5%)
-------------------------------------------------------------
FINANCE (14.7%)
Allstate Corp.
  6.75%, 5/15/2018                          $ 30,000 $ 26,697
  7.50%, 6/15/2013                            20,000   19,677
American Re Corp.
  7.45%, 12/15/2026                           25,000   23,372
Associates Corp. of North America
  6.25%, 11/1/2008                            25,000   22,984
Bank One Corp.
  7.75%, 7/15/2025                            40,000   38,773
BankBoston Corp.
  6.625%, 12/1/2005                           15,000   14,279
  6.875%, 7/15/2003                           10,000    9,847
Boatmen's Bancshares Inc.
  7.625%, 10/1/2004                           10,000   10,163
CIGNA Corp.
  7.875%, 5/15/2027                           25,000   23,286
Cincinnati Financial Corp.
  6.90%, 5/15/2028                            25,000   21,697
Citicorp
  6.65%, 12/15/2010                           25,000   23,125
  7.125%, 9/1/2005                            15,000   14,821
Citigroup, Inc.
  6.625%, 1/15/2028                           25,000   21,218
CoreStates Capital Corp.
  6.625%, 3/15/2005                           20,000   19,235
Equitable Companies Inc.
  7.00%, 4/1/2028                             25,000   22,354
Farmers Exchange Capital
  7.05%, 7/15/2028                            25,000   20,911
Fifth Third Bancorp
  6.75%, 7/15/2005                            25,000   24,266
First Bank N.A.
  7.55%, 6/15/2004                             8,000    8,072
First Bank System
  6.625%, 5/15/2003                           10,000    9,793
  7.625%, 5/1/2005                             7,500    7,515
First Chicago Corp.
  7.625%, 1/15/2003                           15,000   15,119
First Union Corp.
  6.00%, 10/30/2008                           15,000   13,348
Fleet Financial Group, Inc.
  6.875%, 3/1/2003                            30,000   29,598
General Electric Capital Corp.
  8.125%, 5/15/201                            10,000   10,501
General Electric Capital Services
  7.50%, 8/21/2035                            14,000   13,423
General Electric Global Insurance
Holdings Corp.
  7.00%, 2/15/2026                            60,000   54,710
GMAC
  7.00%, 9/15/2002                            30,000   29,872
John Hancock Mutual Life
  Insurance Co.
  7.375%, 2/15/2024                           50,000   46,207
Liberty Mutual Insurance Co.
  8.50%, 5/15/2025                            35,000   34,128
Lumbermens Mutual Casualty Co.
  9.15%, 7/1/2026                             27,250   26,219
MBIA Inc.
  7.00%, 12/15/2025                           19,500   17,391

-------------------------------------------------------------
                                                FACE   MARKET
                                              AMOUNT   VALUE*
                                               (000)    (000)
-------------------------------------------------------------
Massachusetts Mutual Life
  7.50%, 3/1/2024                           $  8,690$   8,101
  7.625%, 11/15/2023                          14,500   13,857
Metropolitan Life Insurance Co.
  7.80%, 11/1/2025                            30,000   29,362
J.P. Morgan & Co., Inc.
  5.75%, 10/15/2008                           20,000   17,572
  6.25%, 1/15/2009                            20,000   18,144
NBD Bank N.A.
  6.25%, 8/15/2003                            20,000   19,296
National City Bank Cleveland
  6.50%, 5/1/2003                             10,000    9,731
National City Bank Pennsylvania
  7.25%, 10/21/2011                           22,000   21,182
National City Corp.
  7.20%, 5/15/2005                            20,000   19,784
NationsBank Corp.
  7.75%, 8/15/2004                            20,000   20,417
Republic New York Corp.
  5.875%, 10/15/2008                          15,000   12,977
SunTrust Banks, Inc.
  6.00%, 2/15/2026                            25,000   23,129
  6.125%, 2/15/2004                           20,000   19,218
Transamerica Financial Corp.
  6.125%, 11/1/2001                           25,000   24,574
Travelers Property Casualty Corp.
  7.75%, 4/15/2026                            25,000   24,249
UNUM Corp.
  6.75%, 12/15/2028                           25,000   20,440
Wachovia Corp.
  6.375%, 4/15/2003                           20,000   19,574
  6.605%, 10/1/2025                           30,000   28,891
                                                    ---------
                                                    1,023,099
                                                    ---------
INDUSTRIAL (20.8%)
AirTouch Communications, Inc.
  6.35%, 6/1/2005                             25,000   23,732
Aluminum Co. of America
  6.75%, 1/15/2028                            25,000   21,664
Baxter International, Inc.
  7.65%, 2/1/2027                             25,000   24,050
Bestfoods
  6.625%, 4/15/2028                           25,000   21,933
Bristol-Myers Squibb Co.
  6.80%, 11/15/2026                           25,000   23,137
Burlington Northern Santa Fe Corp.
  6.375%, 12/15/2005                          12,500   11,807
  6.875%, 12/1/2027                           25,000   22,116
CPC International, Inc.
  7.25%, 12/15/2026                           25,000   23,744
CSX Corp.
  7.95%, 5/1/2027                             25,000   24,682
Caterpillar Inc.
  6.625%, 7/15/2028                           25,000   21,546
Champion International Corp.
  7.35%, 11/1/2025                            30,000   27,057
Chrysler Corp.
  7.45%, 3/1/2027                             25,000   24,277
Coca Cola Enterprises
  5.75%, 11/1/2008                            25,000   22,323
Comcast Cable Communications
  6.20%, 11/15/2008                           25,000   22,629
Conoco Inc.
  6.35%, 4/15/2009                            25,000   23,124
The Walt Disney Co.
  6.75%, 3/30/2006                            15,000   14,631
E.I. du Pont de Nemours & Co.
  6.50%, 1/15/2028                            25,000   21,766
  6.75%, 9/1/2007                             25,000   24,181
Eaton Corp.
  6.50%, 6/1/2025                             10,000    9,495
Ferro Corp.
  7.125%, 4/1/2028                            10,000    8,276
Ford Motor Co.
  7.50%, 8/1/2026                             20,000   19,256
  8.90%, 1/15/2032                            20,000   22,283
General Motors Corp.
  7.40%, 9/1/2025                             30,000   28,596
  9.40%, 7/15/2021                            20,000   23,163
Georgia-Pacific Group
  7.25%, 6/1/2028                             25,000   22,411
Gillette Co.
  5.75%, 10/15/2005                           35,000   32,624
  6.25%, 8/15/2003                            10,000    9,762


Hershey Foods Corp.
  6.95%, 3/1/2007                             13,000   12,717
Hubbell Inc.
  6.625%, 10/1/2005                           10,000    9,680
Illinois Tool Works, Inc.
  5.75%, 3/1/2009                             25,000   22,405
International Business
Machines Corp.
  7.00%, 10/30/2025                           35,000   32,843
International Paper Co.
  7.625%, 1/15/2007                           15,000   14,904
Johnson & Johnson
  6.73%, 11/15/2023                           15,000   13,826
Kimberly-Clark Corp.
  6.25%, 7/15/2018                            25,000   22,024
Eli Lilly & Co.
  7.125%, 6/1/2025                            25,000   23,847
Lockheed Corp.
  6.75%, 3/15/2003                             7,000    6,765
Masco Corp.
  6.625%, 4/15/2018                           20,000   17,721
Mead Corp.
  7.35%, 3/1/2017                             10,350    9,632
Merck & Co.
  6.30%, 1/1/2026                             25,000   21,758
Minnesota Mining &
  Manufacturing Corp.
  6.375%, 2/15/2028                           35,000   30,430
Mobil Corp.
  8.625%, 8/15/2021                           20,000   22,284
Monsanto Co.
  6.75%, 12/15/2027                           20,000   17,274
Motorola, Inc.
  7.50%, 5/15/2025                            25,000   24,323
New York Times Co.
  8.25%, 3/15/2025                            26,000   25,723
News America Holdings Inc.
  8.00%, 10/17/2016                           40,000   39,113

-------------------------------------------------------------
                                                FACE   MARKET
                                              AMOUNT   VALUE*
WELLESLEY INCOME FUND                          (000)    (000)
-------------------------------------------------------------
Norfolk Southern Corp.
  7.80%, 5/15/2027                          $ 25,000$  24,433
PPG Industries, Inc.
  6.875%, 2/15/2012                           10,200    9,548
  9.00%, 5/1/2021                             15,000   16,779
Phelps Dodge Corp.
  7.125%, 11/1/2027                           12,500   10,624
Praxair, Inc.
  6.75%, 3/1/2003                             25,000   24,446
Procter & Gamble Co.
  5.25%, 9/15/2003                            15,000   14,173
  6.45%, 1/15/2026                            25,000   22,029
Procter & Gamble Co. ESOP
  9.36%, 1/1/2021                             30,000   34,474
Raytheon Co.
  7.20%, 8/15/2027                            25,000   22,294
Rohm & Haas Co.
  7.85%, 7/15/2029                            25,000   25,044
E.W. Scripps Co.
  6.625%, 10/15/2007                          20,000   18,874
Joseph Seagram & Sons, Inc.
  7.50%, 12/15/2018                           20,000   18,894
Tenneco Packaging Inc.
  8.125%, 6/15/2017                           30,000   27,982
  8.375%, 4/15/2027                           20,000   18,754
Texaco Capital
  8.625%, 4/1/2032                            25,000   27,275
Time Warner Inc.
  6.625%, 5/15/2029                           25,000   21,267
Tribune Co.
  6.875%, 11/1/2006                           20,000   19,293
USX Corp.
  6.85%, 3/1/2008                             25,000   23,520
USA Waste Services Inc.
  7.00%, 7/15/2028                            25,000   18,425
Ultramar Diamond Shamrock
  7.20%, 10/15/2017                           25,000   22,159
Vulcan Materials Co.
  6.00%, 4/1/2009                             25,000   22,384
Washington Post Co.
  5.50%, 2/15/2009                            50,000   44,039
Weyerhaeuser Co.
  8.50%, 1/15/2025                            10,000   10,600
Whirlpool Corp.
  9.00%, 3/1/2003                             10,000   10,357
                                                    ---------
                                                    1,449,201
                                                    ---------
UTILITIES (9.0%)
AT&T Corp.
  6.50%, 3/15/2029                            50,000   42,884
Alabama Power Co.
  5.49%, 11/1/2005                             8,250    7,520
Arizona Public Service Co.
  6.625%, 3/1/2004                            10,000    9,729
Baltimore Gas & Electric Co.
  7.25%, 7/1/2002                             15,000   15,075
BellSouth Telecommunications
  6.25%, 5/15/2003                            12,000   11,724
Chesapeake & Potomac Telephone
  Co. (VA)
  7.875%, 1/15/2022                           16,000   16,051
Consolidated Edison Co. of
New York, Inc.
  6.375%, 4/1/2003                            20,000   19,579
Duke Energy Corp.
  6.00%, 12/1/2028                            25,000   19,922
El Paso Natural Gas Co.
  7.50%, 11/15/2026                           25,000   22,872
Enron Corp.
  6.875%, 10/15/2007                          20,000   18,939
Florida Power Corp.
  6.75%, 2/1/2028                             22,380   19,730
GTE California Inc.
  6.70%, 9/1/2009                             25,000   23,715
GTE Southwest, Inc.
  6.00%, 1/15/2006                            10,000    9,258
Illinois Power Co.
  6.50%, 8/1/2003                             10,000    9,679
Indiana Bell Telephone Co., Inc.
  7.30%, 8/15/2026                            30,000   28,279
Kentucky Utilities Co.
  7.92%, 5/15/2007                             5,000    5,076
MCI Communications Corp.
  7.50%, 8/20/2004                            15,000   15,186


Michigan Bell Telephone Co.
  7.85%, 1/15/2022                            25,000   24,885
New Jersey Bell Telephone Co.
  8.00%, 6/1/2022                             40,000   41,076
New York Telephone Co.
  6.50%, 3/1/2005                             30,000   28,924
Northern States Power Co.
  6.375%, 4/1/2003                             8,000    7,800
  7.125%, 7/1/2025                            30,000   27,884
Ohio Bell Telephone Co.
  6.125%, 5/15/2003                           15,000   14,532
Oklahoma Gas & Electric Co.
  6.50%, 4/15/2028                            12,770   10,520
Pacific Bell
  7.125%, 3/15/2026                           25,000   23,270
PacifiCorp
  6.625%, 6/1/2007                            10,000   9,539
Pennsylvania Power & Light Co.
  6.50%, 4/1/2005                             15,000   14,298
PECO Energy
  6.50%, 5/1/2003                             30,000   29,252
Southwestern Public Service Co.
  7.25%, 7/15/2004                            10,000   9,883
Sprint Capital Corp.
  6.875%, 11/15/2028                          20,000   17,795
Tennessee Gas Pipeline Co.
  7.50%, 4/1/2017                             25,000   23,850
Texas Utilities Electric Co.
  6.75%, 7/1/2005                             10,000   9,645
Union Electric Co.
  6.875%, 8/1/2004                            10,000   9,852
Wisconsin Electric Power Co.
  6.50%, 6/1/2028                             25,000   21,320
Wisconsin Power & Light
  5.70%, 10/15/2008                           12,650   11,170
                                                    ---------
                                                      630,713
                                                    ---------
-------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $3,307,895)                                   3,103,013
-------------------------------------------------------------

-------------------------------------------------------------
                                                FACE   MARKET
                                              AMOUNT   VALUE*
                                               (000)    (000)
-------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(0.4%)
-------------------------------------------------------------
Province of Manitoba
  6.125%, 1/19/2004                         $  7,000$   6,794
Province of Ontario
  6.00%, 2/21/2006                            25,000   23,562
-------------------------------------------------------------
TOTAL FOREIGN BONDS
(Cost $31,815)                                         30,356
-------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.7%)
-------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.8%)
U.S. Treasury Bond
  5.50%, 8/15/2028                            25,000   21,332
U.S. Treasury Note
  6.25%, 8/31/2002                            50,000   49,942
  6.875%, 5/15/2006                          125,000  127,093
                                                    ---------
                                                      198,367
                                                    ---------
AGENCY BONDS & NOTES (2.1%)
Federal Home Loan Bank
  5.125%, 9/15/2003                           50,000   47,240
Federal Home Loan Mortgage Corp.
  5.75%, 7/15/2003                            50,000   48,348
Federal National Mortgage Assn.
  5.75%, 6/15/2005                            50,000   47,439
                                                    ---------
                                                      143,027
                                                    ---------
Mortgage Obligations (8.8%)
Federal National Mortgage Assn.
(1)5.735%, 1/01/2009                          14,843   13,338
Government National
  Mortgage Assn.
(1)6.00%, 6/15/2028-3/15/2029                437,803  399,302
(1)6.50%, 2/15/2026-8/15/2029                217,496  204,612
                                                    ---------
                                                      617,252
                                                    ---------
-------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST $1,025,913)                                     958,646
-------------------------------------------------------------
                                              SHARES
-------------------------------------------------------------
COMMON STOCKS (40.2%)
-------------------------------------------------------------
AUTO & TRANSPORTATION (2.6%)
         CSX Corp.                           285,600    8,961
         Ford Motor Co.                    2,350,500  125,605
         General Motors Corp.                500,000   36,344
         Norfolk Southern Corp.              655,000   13,428
                                                    ---------
                                                      184,338
                                                    ---------
CONSUMER DISCRETIONARY (2.1%)
         Eastman Kodak Co.                   916,000   60,685
         May Department Stores Co.         1,695,000   54,664
         J.C. Penney Co., Inc.               820,300   16,355
         The Stanley Works                   600,000   18,075
                                                    ---------
                                                      149,779
                                                    ---------
CONSUMER STAPLES (1.9%)
         Flowers Industries, Inc.          2,718,300   43,323
         H.J. Heinz Co.                    1,000,800   39,844
         Philip Morris Cos., Inc.          1,645,000   38,143
         Universal Corp.                     400,000    9,125
                                                    ---------
                                                      130,435
                                                    ---------
FINANCIAL SERVICES (7.0%)
         American General Corp.              400,000   30,350
         Bank of America Corp.               201,064   10,091
         Brandywine Realty Trust REIT        484,500    7,934
         CBL & Associates Properties,
          Inc. REIT                          555,100   11,449
         Colonial Properties Trust REIT      204,900    4,751
         FelCor Lodging Trust, Inc. REIT     630,000   11,025
         First Union Corp.                   400,000   13,125
         General Growth Properties
          Inc. REIT                          882,300   24,704
         HSB Group Inc.                      233,300    7,888
         IPC Holdings Ltd.                   655,300    9,748
         Kimco Realty Corp. REIT             258,700    8,763
         The Macerich Co. REIT               619,100   12,885
         Marsh & McLennan Cos., Inc.         785,000   75,115
         National City Corp.               3,940,200   93,333
         Nationwide Health Properties,
          Inc. REIT                          680,000    9,350
         St. Paul Cos., Inc.                 300,000   10,106
         Sun Communities, Inc. REIT          685,600   22,068
         U.S. Bancorp                        900,000   21,431
         Urban Shopping Centers,
          Inc. REIT                          682,000   18,499
         Wachovia Corp.                    1,206,900   82,069
                                                    ---------
                                                      484,684
                                                    ---------
HEALTH CARE (2.3%)
         Baxter International, Inc.        1,197,700   75,231
         Pharmacia & Upjohn, Inc.          1,808,500   81,383
                                                    ---------
                                                      156,614
                                                    ---------
INTEGRATED OILS (7.2%)
         Atlantic Richfield Co.            1,036,000   89,614
         BP Amoco PLC ADR                    926,204   54,935
         Exxon Mobil Corp.                 1,779,463  143,358
         Royal Dutch Petroleum Co. ADR     1,263,000   76,333
         Texaco Inc.                       1,070,000   58,114
         USX-Marathon Group                3,266,100   80,632
                                                    ---------
                                                      502,986
                                                    ---------
OTHER ENERGY (1.6%)
         Ashland, Inc.                     1,030,000   33,926
      (2)Equitable Resources, Inc.         2,352,100   78,501
                                                    ---------
                                                      112,427
                                                    ---------
MATERIALS & PROCESSING (4.1%)
         Air Products & Chemicals, Inc.      800,000   26,850
         CK Witco Corp.                      212,858    2,847
         Consolidated Papers                 403,200   12,827
         Eastman Chemical Co.              1,383,400   65,971
         The Timber Co.                    2,277,000   56,071
         Westvaco Corp.                    1,414,400   46,145
         Weyerhaeuser Co.                  1,064,000   76,409
                                                    ---------
                                                      287,120
                                                    ---------
UTILITIES (8.7%)
         AT&T Corp.                        1,347,500   68,386
         Bell Atlantic Corp.               1,500,000   92,344
         Central & South West Corp.        2,232,300   44,646
         Consolidated Edison Inc.            947,400   32,685
         Constellation Energy Group          850,000   24,650
         DQE Inc.                          2,051,650   71,038
         DTE Energy Co.                    1,238,200   38,849
         Duke Energy Corp.                   300,000   15,037
         GPU, Inc.                         1,208,600   36,182
         MCN Energy Group Inc.               501,100   11,901

-------------------------------------------------------------
                                                       MARKET
                                                       VALUE*
WELLESLEY INCOME FUND                         SHARES    (000)
-------------------------------------------------------------
         National Fuel Gas Co.               182,100 $  8,468
         NICOR, Inc.                         722,300   23,475
         PECO Energy Corp.                   810,000   28,148
         Pinnacle West Capital Corp.         760,000   23,228
         Questar Corp.                     2,000,000   30,000
         SCANA Corp.                       1,021,600   27,456
         Southern Co.                      1,340,000   31,490
                                                    ---------
                                                      607,983
                                                    ---------
OTHER (2.7%)
         Cooper Industries, Inc.             995,900   40,272
         Minnesota Mining &
          Manufacturing Co.                  600,000   58,725
         Shell Transport & Trading
          Co. ADR                          1,738,900   85,641
                                                    ---------
                                                      184,638
                                                    ---------
-------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $2,368,613)                                   2,801,004
-------------------------------------------------------------
                                                FACE
                                              AMOUNT
                                               (000)
-------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)
-------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.25%, 1/3/2000                            $60,467   60,467
  3.40%-3.47%, 1/3/2000--Note G                  104      104
-------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $60,571)                                       60,571
-------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (Cost $6,794,807)                                 6,953,590
-------------------------------------------------------------
                                                       MARKET
                                                       VALUE*
                                                        (000)
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-------------------------------------------------------------
Other Assets--Note C                                $ 112,156
Liabilities--Note G                                   (89,361)
                                                    ---------
                                                       22,795
-------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------
Applicable to 370,015,613 outstanding $.001 par value
  shares of beneficial interest
  (unlimited authorization)                        $6,976,385
=============================================================
NET ASSET VALUE PER SHARE                              $18.85
=============================================================
*See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Considered an affiliated company as the fund owns more
   than 5% of the outstanding voting securities of such
   company.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.
-------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------
                                              AMOUNT      PER
                                               (000)    SHARE
-------------------------------------------------------------
Paid in Capital                           $6,828,853   $18.45
Overdistributed Net
  Investment Income                           (3,989)    (.01)
Overdistributed Net Realized Gains            (7,262)    (.02)
Unrealized Appreciation--Note F              158,783      .43
-------------------------------------------------------------
NET ASSETS                                $6,976,385   $18.85
=============================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss)
realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.
--------------------------------------------------------------------------------
                                                           WELLESLEY INCOME FUND
                                                    YEAR ENDED DECEMBER 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                       $    107,386
  Interest                                                              328,795
  Security Lending                                                          264
                                                                   -------------
      Total Income                                                      436,445
                                                                   -------------
EXPENSES
  Investment Advisory Fees--Note B
      Basic Fee                                                           3,763
      Performance Adjustment                                               (196)
  The Vanguard Group--Note C
      Management and Administrative                                      18,640
      Marketing and Distribution                                          1,109
  Custodian Fees                                                             98
  Auditing Fees                                                              11
  Shareholders' Reports                                                     213
  Trustees' Fees and Expenses                                                12
                                                                   -------------
      Total Expenses                                                     23,650
      Expenses Paid Indirectly--Note D                                     (429)
                                                                   -------------
      Net Expenses                                                       23,221
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   413,224
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                        370,860
--------------------------------------------------------------------------------
CHANGE  IN  UNREALIZED  APPRECIATION  (DEPRECIATION)  OF
 INVESTMENT  SECURITIES                                              (1,110,605)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS  RESULTING  FROM  OPERATIONS              $ (326,521)
================================================================================
*Dividend income and realized net gain from affiliated companies were $2,549,000 and $28,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                         WELLESLEY INCOME FUND
                                                         YEAR ENDED DECMEBER 31,
                                                       -------------------------
                                                               1999        1998
                                                              (000)       (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $   413,224  $  403,978
  Realized Net Gain                                         370,860     397,100
  Change in Unrealized Appreciation (Depreciation)       (1,110,605)     96,210
                                                       -------------------------
      Net Increase (Decrease) in Net Assets Resulting
       from Operations                                     (326,521)    897,288
                                                       -------------------------
DISTRIBUTIONS
  Net Investment Income                                    (414,744)   (402,480)
  Realized Capital Gain                                    (444,853)   (413,626)
                                                       -------------------------
      Total Distributions                                  (859,597)   (816,106)
                                                       -------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                    778,086   1,254,529
  Issued in Lieu of Cash Distributions                      739,241     705,454
  Redeemed                                               (1,852,604) (1,189,285)
                                                       -------------------------
      Net Increase (Decrease) from Capital
       Share Transactions                                  (335,277)    770,698
--------------------------------------------------------------------------------
  Total Increase (Decrease)                              (1,521,395)    851,880
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                       8,497,780   7,645,900
                                                       -------------------------
  End of Year                                            $6,976,385  $8,497,780
================================================================================
1Shares Issued (Redeemed)
  Issued                                                     36,384      55,868
  Issued in Lieu of Cash Distributions                       37,674      31,680
  Redeemed                                                  (88,183)    (53,098)
                                                       -------------------------
      Net Increase (Decrease) in Shares Outstanding         (14,125)     34,450
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------
                                                                        WELLESLEY INCOME FUND
                                                                       YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1999     1998     1997    1996     1995
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $22.12  $21.86   $20.51  $20.44   $17.05
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                      1.120    1.13    1.190    1.17     1.13
   Net Realized and Unrealized Gain (Loss) on Investments    (2.025)   1.40    2.805     .66     3.68
                                                            ------------------------------------------
             Total from Investment Operations                 (.905)   2.53    3.995    1.83     4.81
                                                            ------------------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income                (1.120)  (1.13)  (1.200)  (1.16)   (1.14)
         Distributions from Realized Capital Gains           (1.245)  (1.14)  (1.445)   (.60)    (.28)
                                                            ------------------------------------------
             Total Distributions                             (2.365)  (2.27)  (2.645)  (1.76)   (1.42)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $18.85  $22.12   $21.86  $20.51   $20.44
======================================================================================================
TOTAL RETURN                                                 -4.14%  11.84%   20.19%   9.42%   28.91%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Year (Millions)                  $6,976  $8,498   $7,646  $7,013   $7,181
         Ratio of Total Expenses to Average Net Assets        0.30%   0.31%    0.31%   0.31%    0.35%
         Ratio of Net Investment Income to Average Net Assets 5.22%   5.05%    5.47%   5.74%    5.96%
         Portfolio Turnover Rate                                20%     32%      36%     26%      32%
======================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

         2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

         5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the Lehman Brothers Long Corporate AA or Better Bond Index, the S&P 500/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. For the year ended December 31, 1999, the advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before a decrease of $196,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, the fund had contributed capital of $1,500,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.5% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by $410,000 and $19,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended December 31, 1999, the fund purchased $1,228,453,000 of investment securities and sold $1,721,450,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $349,480,000 and $494,119,000, respectively.

F. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $158,783,000, consisting of unrealized gains of $584,652,000 on securities that had risen in value since their purchase and $425,869,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at Decmber 31, 1999, was $274,183,000, for which the fund held cash collateral of $104,000 and U.S. Treasury securities with a market value of $276,976,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Wellesley Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at December 31,1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000
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SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD WELLESLEY INCOME FUND

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $417,769,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 1999, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 19.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index Fund*
Morgan  Growth Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap  Value  Index  Fund*
Tax-Managed  Capital  Appreciation  Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed  International Fund*
Tax-Managed Small-Cap  Fund*
Total  International  Stock Index Fund
Total Stock Market Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor  Fund
Windsor II Fund

BALANCED FUNDS
------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
------------------------------------------------
Admiral Intermediate-Term Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury  Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term  Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California,
 Florida, Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*







MONEY MARKET FUNDS
------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York,
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE  ANNUITY PLAN
------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index  Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield  Bond  Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

         Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY  Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q270-02/18/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.